SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 1, 2007
NORTHWEST BIOTHERAPEUTICS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER	0-33393	94-3306718
JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)
18701 120th Avenue NE, Suite 101, Bothell, WA 98011
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (425) 608-3000
INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5

Item 1.01 Entry Into a Material Definitive Agreement.
Toucan Partners Notes and Warrants
On June 1, 2007, Northwest Biotherapeutics, Inc. (the “Company”) and Toucan Partners, LLC (“Toucan Partners”) amended the series of convertible promissory notes in aggregate principal amount of $4,100,000 (the “Toucan Partners Notes”) and related warrants (the “Toucan Partners Warrants”) previously issued to Toucan Partners between November 2005 and April 2007 to specify and fix the conversion and exercise prices thereof that, as had been previously disclosed, were subject to mutual agreement between the Company and Toucan Partners. As amended, the Toucan Partners Notes provide that the principal and interest thereon is convertible into shares of the Company’s Series A-1 cumulative convertible preferred stock (the “Series A-1 Preferred Stock”) at the conversion price of $1.60 per share, (with each such Series A-1 Preferred Share convertible into 40 shares of common stock at $0.04 per share) or, at the election of Toucan Partners, any other equity security of the Company (at a conversion price of $0.04 per share). As amended, the Toucan Partners Warrants provide that they are exercisable for shares of Series A-1 Preferred Stock at the exercise price of $1.60 per share (with each such Series A-1 Preferred Share convertible into 40 shares of Common stock at $0.04 per share) or, at the election of Toucan Partners, any other equity security of the Company (at an exercise price of $0.04 per share). As previously disclosed, each of the Toucan Partners Warrants is exercisable for the same number of shares into which the corresponding Toucan Partners Note (both principal and interest) would be convertible, if converted at the time of exercise or, if earlier, the date on which the corresponding Toucan Partner Note is either converted or repaid in full. All of the Toucan Partners Notes mature on June 30, 2007 and accrue interest at the rate of 10% per year. The Toucan Partners Warrants expire on April 14, 2014, except for the Toucan Partners Warrant which was originally issued on April 27, 2007, which expires on April 27, 2014.
The Company and Toucan Partners also entered into two new promissory notes to fix the terms of two previously announced cash advances in principal amounts of $225,000 and $500,000, provided by Toucan Partners to the Company on May 14, 2007 and May 25, 2007, respectively. In connection with the issuance of each such note, the Company issued a warrant to purchase shares of the Company’s capital stock, which expires on June 1, 2014. These notes and warrants are on the same terms as the previous Toucan Partners Notes and the Toucan Partners Warrants described above. The foregoing descriptions of the Toucan Partners Notes and the Toucan Partners Warrants are qualified in their entirety by reference to the respective forms of agreements, which are filed as Exhibits 10.1 and 10.2 to this Form 8-K and incorporated by reference herein.
Toucan Capital Warrants
On June 1, 2007, the Company issued to Toucan Capital Fund II, L.P. (“Toucan Capital”) two new warrants to purchase the Company’s Series A-1 Preferred Stock (the “Toucan Capital Series A-1 Warrant”) in exchange for the cancellation of a series of 11 previously issued warrants to purchase Series A-1 Preferred Stock (or, at the election of Toucan Capital, any other equity or debt security of the Company) held by Toucan Capital. The first new Toucan Capital Series A-1 Warrant is exercisable for 2,481,705 shares of Series A-1 Preferred Stock (plus shares of Series A-1 Preferred Stock attributable to accrued dividends on the shares of Series A-1 Preferred Stock held by Toucan Capital) at an exercise price of $0.40 per share (with each such Series A-1 Preferred Share convertible into 40 shares of common stock at $0.01 per share), as compared to the 1,650,000 shares of Series A-1 Preferred Stock (or 66,000,000 shares of common stock at $0.01 per share) that were previously issuable to Toucan Capital upon exercise of the two warrants being cancelled.
The second new Toucan Capital Series A-1 Warrant is exercisable for 39,896,290 shares of Series A-1 Preferred Stock (plus shares of Series A-1 Preferred Stock attributable to accrued dividends on the shares of Series A-1 Preferred Stock held by Toucan Capital) at an exercise price of $1.60 per share (with each such Series A-1 Preferred Share convertible into 40 shares of common stock at $0.04 per share), as compared to the 1,412,500 shares of Series A-1 Preferred Stock (or 56,500,000 shares of common stock at $0.04 per share) that were previously issuable to Toucan Capital upon exercise of the nine warrants being cancelled. Each of the new Toucan Capital Series A-1 Warrants expires on April 17, 2013.
Also on June 1, 2007, the Company and Toucan Capital amended Toucan Capital’s warrant to purchase Series A Preferred Stock to increase the number of shares of Series A Preferred Stock that are issuable upon exercise of the warrant to 32,500,000 shares of Series A Preferred Stock (plus shares of Series A Preferred Stock attributable to accrued dividends on the shares of Series A Preferred Stock held by Toucan Capital) from 13,000,000 shares of Series A Preferred Stock. The warrant continues to be exercisable at $0.04 per share and continues to expire on January 26, 2012.
All of the securities described above were issued pursuant to exemptions under Sections 4(2) and 3(a)(9) of the Securities Act of 1933, as amended. The foregoing descriptions of these warrants are qualified in their entirety by reference to the actual agreements, which are filed as Exhibits 10.3, 10.4 and 10.5 to this Form 8-K and incorporated by reference herein.
ITEM 3.02 Unregistered Sales of Equity Securities.
The information in Item 1.01 above is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.

The following are filed as exhibits to this report:

10.1	Form of Toucan Partners Note, dated as of June 1, 2007.
10.2	Form of Toucan Partners Warrant, dated as of June 1, 2007.
10.3	Amended and Restated Warrant to Purchase Series A Preferred Stock of the Company issued to
Toucan Capital Fund II, L.P., dated as of June 1, 2007.
10.4	Warrant to Purchase Series A-1 Preferred Stock of the Company issued to Toucan Capital Fund
II, L.P., dated as of June 1, 2007.
10.5	Warrant to Purchase Series A-1 Preferred Stock of the Company issued to Toucan Capital Fund
II, L.P., dated as of June 1, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 7, 2007	NORTHWEST BIOTHERAPEUTICS, INC.

	By	/s/ Alton Boynton

Alton L. Boynton
President & Chief Executive Officer